EXCHANGE TRADED CONCEPTS TRUST

Forensic Accounting ETF
(the “Fund”)

Supplement dated January 27, 2014, to the currently effective
Prospectus and Statement of Additional Information (“SAI”)

Change to Frequency of Fund Distributions

The Fund has changed the frequency with which it distributes net investment income from annually to quarterly.  Assuming the Fund has net investment income to distribute, the Fund expects to distribute its first quarterly dividend on or around March 31, 2014.

Effective immediately, the following replaces the section “Fund Distributions” and “Tax Status of Distributions” under “Dividends, Distributions and Taxes” in the Prospectus:

“Fund Distributions

The Fund pays out dividends from its net investment income, quarterly, and distributes net capital gains, if any, annually.”

“Tax Status of Distributions

•	The Fund will distribute substantially all of its net investment income quarterly and net capital gains income, annually.”

Additionally, the following replaces the first sentence under “General Policies” under “Dividends and Distributions” in the SAI:

“General Policies.  Dividends from net investment income, if any, are declared and paid quarterly by the Fund.”

Change to Index Methodology

The Fund invests at least 80% of its total assets in the securities of the Del Vecchio Earnings Quality Index (the “Index”).  Effective January 9, 2014, the Index methodology changed to expand the universe of companies that are eligible to be considered for inclusion on the Index from 500 to 600 large capitalization companies in the U.S.  Effective immediately, references to 500 large capitalization companies in the “Principal Investment Strategies” and “Information Regarding the Index” sections of the Prospectus are changed from 500 to 600.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

IDS-SK-002-0100